UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): December 8, 2004

Robbins & Myers, Inc.

(Exact name of Registrant as specified in its charter)

Ohio	0-288	31-0424220

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1400 Kettering Tower, Dayton, OH		45423

(Address of principal executive offices)		(Zip code)

937-222-2610
(Registrant’s telephone number including area code)

Not applicable
(Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SIGNATURES

Item 1.01 Entry into a Material Definitive Agreement

At the annual meeting of shareholders of Robbins & Myers, Inc. (the “Company”) held on December 8, 2004, shareholders approved the Company’s 2004 Stock Incentive Plan (the “Plan”). The Plan was Appendix B to the proxy statement for the meeting. The Company stated in the proxy statement for the meeting that if shareholders approved the Plan, then non-employee directors of the Company would be awarded $20,000 in restricted common shares of the Company as part of their annual director compensation.

Following the annual meeting of shareholders on December 8, 2004, the Compensation Committee of the Board of Directors (i) awarded 846 common shares of the Company as a restricted share award to each non-employee director of the Company and (ii) approved the form of Award Agreement for Restricted Share Award to Non-Employee Director that is attached hereto as Exhibit 10.l. None of the Company’s eight directors is employed by the Company, except for Peter C. Wallace, who is the President and Chief Executive Officer of the Company. The restrictions with respect to the shares generally expire if the director continues to serve as a director for at least one year.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits.

Exhibit No.	Description

10.1	Form of Award Agreement for Restricted Share Award to Non-Employee Director

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Robbins & Myers, Inc.

Date:	December 13, 2004	By:	/s/ Kevin J. Brown

Kevin J. Brown
Vice President and Chief Financial Officer

INDEX TO EXHIBITS

(10)	MATERIAL CONTRACTS

10.1	Form of Award Agreement for Restricted Share Award to Non-Employee Director approved by Compensation Committee of Board of Directors of Robbins & Myers, Inc. on December 8, 2004.

Exhibit 10.1

ROBBINS & MYERS, INC.

AWARD AGREEMENT FOR RESTRICTED SHARES
AWARDED TO NON-EMPLOYEE DIRECTOR

This AWARD AGREEMENT (“Agreement”) is entered into as of the Award Date set forth below between ROBBINS & MYERS, INC., an Ohio corporation (the “Company”), and _________ (“Director”).

     A. The shareholders of the Company adopted on December 8, 2004 the Robbins & Myers, Inc. 2004 Stock Incentive Plan (the “Plan”), a copy of which has been provided to Director and is incorporated herein by this reference;

     B. The Compensation Committee (the “Committee”) of the Board of Directors (the “Board”) has determined to make a Restricted Share Award under the Plan to Director; and

     C. Any capitalized term used herein that is not defined herein shall have the meaning ascribed to it in the Plan.

NOW, THEREFORE, THE COMPANY AND DIRECTOR INTENDING TO BE LEGALLY BOUND HEREBY AGREE AS FOLLOWS:

SECTION 1. RESTRICTED SHARE AWARD.

1.1 Grant of Restricted Shares

(a) The Committee hereby grants to Director on ____________, 20___ (the “Award Date”), subject to the terms and conditions of the Plan and subject further to the terms and conditions of this Agreement, ____________common shares of the Company (the “Restricted Shares”) as a Restricted Share Award under the Plan. If and when the restrictions set forth in Section 1.2 expire in accordance with the terms of this Agreement without forfeiture of the Restricted Shares, and upon satisfaction of all other applicable conditions with respect to the Restricted Shares, such shares shall no longer be considered restricted for purposes of this Agreement.

(b) As soon practicable after the Award Date, the Company shall direct that a stock certificate representing the Restricted Shares be registered in the name of and issued to Director. Such certificate shall be held in the custody of the Company or its designee until such Restricted Shares are no longer considered restricted.

(c) By executing this Agreement, Director irrevocably appoints the President, each Vice President, and the Secretary of the Company, and each of them, as his true and lawful attorney in fact, with power (i) to sign in Director’s name and on Director’s behalf stock certificates and stock powers covering the Restricted Shares and such other documents and instruments as the Committee deems necessary or desirable to carry out the terms of this Agreement and (ii) to take such other action as the Committee deems necessary or desirable to effectuate the terms of this Agreement. This power, being coupled with an interest, is irrevocable. Director agrees to execute such other stock powers and documents as may be reasonably requested from time to time by the Committee to effectuate the terms of this Agreement.

(d) Each certificate for the Restricted Shares shall bear the following legend (the “Legend”):

“The ownership and transferability of this certificate and the common shares represented hereby are subject to the terms and conditions (including forfeiture) of the Robbins & Myers, Inc. 2004 Stock Incentive Plan and an Award Agreement for Restricted Shares entered into between the registered owner and Robbins & Myers, Inc. Copies of such Plan and Agreement are on file in the executive offices of Robbins & Myers, Inc.”

In addition, the stock certificate for the Restricted Shares shall be subject to such stop-transfer orders and other restrictions as the Company may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange or securities association upon which the common shares are then listed, and any applicable federal or state securities law, and the Company may cause a legend or legends to be placed on such certificate or certificates to make appropriate reference to such restrictions.

(e) As soon as administratively practicable following the applicable Vesting Date (as defined in Section 1.3), and upon the satisfaction of all other applicable conditions with respect to the Restricted Shares, the Company shall deliver or cause to be delivered to Director a certificate or certificates for the Restricted Shares which shall not bear the Legend.

1.2 Restrictions.

(a) Director shall have all rights and privileges of a shareholder with respect to the Restricted Shares, including the right to vote and receive dividends or other distributions with respect to the Restricted Shares, except that the following restrictions shall apply:

(i) Director shall not be entitled to delivery of the certificate for Restricted Shares until the applicable Vesting Date and upon the satisfaction of all other applicable conditions;

(ii) Restricted Shares may not be sold, transferred, assigned or subject to any encumbrance, pledge, or charge or disposed of for any reason until the applicable Vesting Date;

(iii) All common shares distributed as a dividend or distribution, if any, with respect to the Restricted Shares prior to the Vesting Date shall be delivered to and held by the Company and subject to the same restrictions as the shares of Restricted Shares in respect of which the dividend or distribution was made; and

(iv) All unvested Restricted Shares shall be forfeited and returned to the Company and all rights of Director with respect to such shares shall terminate in their entirety on the terms and conditions set forth in Section 1.4.

(b) Any attempt to dispose of unvested Restricted Shares or any interest in such shares in a manner contrary to the restrictions set forth in this Agreement shall be void and of no effect.

1.3 Vesting.

Subject to the provisions contained in Sections 1.4 and 1.5, the restrictions set forth in Section 1.2 with respect to the Restricted Shares shall apply for a period beginning on the Award Date and ending on the earlier of (i) the date of the next annual meeting of shareholders of the Company following the Award Date and (ii) December 12, 2005 (the “Vesting Date”).

1.4 Acceleration; Forfeiture.

(a) If Director’s service as a director of the Company is terminated due to Director’s death or Disability, then Director will be entitled to the immediate full vesting on the date of termination of all of the Restricted Shares.

For purposes of this Agreement, “Disability” means the inability of Director to properly perform his duties in the service of the Company by reason of any physical or mental incapacity, in either case for a period of more than ninety (90) consecutive days. Whether Director has a Disability under the preceding sentence shall be determined by the Committee in its sole discretion.

(b) If Director’s service as a Director of the Company terminates for any reason other than as set forth in Section 1.4(a) above, all unvested Restricted Shares shall be forfeited by Director as of the date of termination. In the event of any such forfeiture, all such forfeited shares of Restricted Shares shall become the property of the Company and the certificate or certificates representing such shares of Restricted Shares shall be returned immediately to the Company.

1.5 Committee’s Discretion.

Notwithstanding any provision of this Agreement to the contrary, the Committee shall have discretion to waive any forfeiture of the Restricted Shares and any other conditions set forth in this Agreement, but only to the extent any such waiver of the forfeiture or condition is permitted by the terms of the Plan.

SECTION 2. REPRESENTATIONS OF DIRECTOR.

Director hereby represents to the Company that Director has read and understands the provisions of this Agreement and the Plan, and Director acknowledges that Director is relying solely on his or her own advisors with respect to the tax consequences of this Restricted Share Award.

SECTION 3. NOTICES.

All notices or communications under this Agreement shall be in writing, addressed as follows:

To the Company:	Robbins & Myers, Inc.
1400 Kettering Tower
Dayton, Ohio 45423
Attention: Vice President, Human Resources

To Director:	At the last residence address of Director on file with the Company.

Any such notice or communication shall be (a) delivered by hand (with written confirmation of receipt) or sent by a nationally recognized overnight delivery service (receipt requested) or (b) be sent certified or registered mail, return receipt requested, postage prepaid, addressed as above (or to such other address as such party may designate in writing from time to time), and the actual date of receipt shall determine the time at which notice was given.

SECTION 4. GOVERNING LAW.

This Agreement and its validity, interpretation, performance and enforcement shall be governed by the laws of the State of Ohio other than the conflict of laws provisions of such laws.

SECTION 5. SEVERABILITY.

Whenever possible, each provision in this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be held to be prohibited by or invalid under applicable law, then (a) such provision shall be deemed amended to accomplish the objectives of the provision as originally written to the fullest extent permitted by law and (b) all other provisions of this Agreement shall remain in full force and effect.

SECTION 6. STRICT CONSTRUCTION.

No rule of strict construction shall be implied against the Company, the Committee or any other person in the interpretation of any of the terms of the Plan, this Agreement or any rule or procedure established by the Committee.

IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the Award Date.

ROBBINS & MYERS, INC.

By:

Name:
Title:

DIRECTOR

Name: